UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2022

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10003 Woodloch Forest Drive
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On January 1, 2022, the Board of Directors (the “Board”) of Huntsman Corporation (the “Company”) appointed Curtis E. Espeland, age 57 and José Muñoz, age 56 (collectively, the “New Directors”) to the Board. The New Directors will each serve a term that expires at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).

The Board determined that each of the New Directors is independent under the Company’s independence criteria for members of its board of directors. None of the New Directors was selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no transactions between the Company and any of the New Directors that would require disclosure under Item 404(a) of Regulation S-K.

Each of the New Directors will be compensated for his services on the Board on the same basis as each of the Company’s other non-employee directors. Annual compensation for non-employee directors is composed of cash and stock-based equity compensation. The cash compensation consists of an annual retainer and supplemental retainers for the chairs and members of Board committees. Stock-based equity compensation consists of awards granted under the Huntsman Corporation 2016 Huntsman Stock Incentive Plan in the form of stock or stock units, at the election of each director. Non-employee directors may also participate in the Huntsman Outside Director Elective Deferral Plan and the Huntsman Director Matching Gift Program. A more detailed description of compensation of directors of the Company was previously reported in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021 (the “2021 Proxy Statement”) under “Board of Directors-Director Compensation,” and that section of the Definitive Proxy Statement is incorporated herein by reference.

Retirement of Directors

Consistent with the Company’s director retirement policy, Nolan D. Archibald, M. Anthony Burns, and Sir Robert J. Margetts will each retire from the Board at the end of their current terms immediately before the 2022 Annual Meeting. Wayne A. Reaud, Chair of the Litigation and Public Policy and Compensation Committees, will support the transition of those committees’ oversight duties before stepping down from the Board at or before the Company’s 2023 Annual Meeting of Stockholders when he will reach the retirement age.

Board and Committee Changes

Additionally, the Board named Cynthia L. Egan as Lead Independent Director, Non-Executive Vice Chair of the Board, and Chair of the Nominating and Corporate Governance Committee, effective January 1, 2022. The Board also named Sonia Dulá as a member of the Compensation Committee, effective January 1, 2022, with the intent that she become Chair of the Compensation Committee when Mr. Reaud leaves the Board.

Item 5.08. Shareholder Director Nominations.

The Board has established March 25, 2022 as the date of the 2022 Annual Meeting. The Company will publish additional details regarding the exact time, location, record date and matters to be voted on at the 2022 Annual Meeting in the Company’s proxy statement for the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting differs by more than 30 days from the anniversary date of the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), pursuant to Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby providing notice of the deadlines for submission of stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any nomination for election to the Board or a proposal of business (other than pursuant to Rule 14a-8 of the Exchange Act), in each case, with respect to the 2022 Annual Meeting.

Under the Company’s Sixth Amended and Restated Bylaws, dated June 16, 2020 (as amended, the “Bylaws”), because the date of the 2022 Annual Meeting is more than 30 days before the anniversary date of the 2021 Annual Meeting, in order for a nomination for election to the Board (either pursuant to Section 2.8 of our Bylaws or the “proxy access” provisions of our Bylaws) or a proposal of business (other than pursuant to Rule 14a-8 of the Exchange Act) to be presented at the 2022 Annual Meeting, a stockholder of record must deliver proper notice to our Corporate Secretary (c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and to CorporateSecretary@huntsman.com) no later than the close of business on January 12, 2022.

As disclosed in the 2021 Proxy Statement, in general, to be eligible for inclusion in the Company’s 2022 proxy materials pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must have been received by the Corporate Secretary at the Company’s principal executive offices (located at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or to CorporateSecretary@huntsman.com) no later than November 18, 2021. Because the date of the 2022 Annual Meeting is more than 30 days before the anniversary date of the 2021 Annual Meeting and the November 18, 2021 deadline has expired, the Company has determined that stockholder proposals intended for inclusion in the Company’s 2022 proxy materials pursuant to Rule 14a-8 must be received no later than the close of business on January 12, 2022.

Item 7.01. Regulation FD Disclosures.

On January 2, 2022, the Company issued a press release with respect to the foregoing matters. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated January 2, 2022
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ DAVID M. STRYKER
Executive Vice President, General Counsel and Secretary

Dated: January 3, 2022

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